L E A S E



           THIS INDENTURE OF LEASE made as of the tenth day of November,

       1994, by  and  between  CAPITAL  PROPERTIES,INC.,  a Rhode Island

       corporation  (hereinafter   referred   to   as  "Landlord"),  and

       METROPARK, LTD., a Rhode Island corporation (hereinafter referred to as "Tenant").

                         W I T N E S S E T H  T H A T:

           In consideration of the rents, covenants and agreements to be paid, kept  and  performed  by  Tenant,  as hereinafter provided,

       Landlord hereby demises and  leases  to Tenant, and Tenant hereby hires and takes from Landlord  the real property known as Parcels

       3W and 4W in the Capital  Center, in Providence, Rhode Island, as

       shown on a plan attached to  this Lease as Exhibit A (hereinafter called the "Premises").

           TO HAVE AND TO HOLD  the  Premises, together with all rights,

       privileges, easements and  appurtenances  thereunto belonging and attaching, unto Tenant for a term of one year (hereinafter called the "Term") commencing  as  of  December  1,  1994, and ending on

       November 30, 1995.

           This Lease is made  upon  the covenants and agreements herein set forth on the part of the respective parties, all of which the parties respectively agree to observe  and comply with during the term hereof.

           1.  RENTAL.

                The annual rental shall  be  One Hundred Twenty Thousand

       ($120,000) Dollars payable in  equal  monthly installments of Ten

       Thousand ($10,000) Dollars.


           2.  UTILITIES AND OTHER CHARGES.

                Tenant  will  pay   directly   before  the  same  become

       delinquent all charges,  duties,  rates,  license and permit fees and other amounts of every  description  to which the Premises or any part thereof or  any  improvement  thereon erected or used by

       Tenant may, during the term  hereof, be assessed or become liable for  electricity,  refuse  collection,  telephone  or  any  other utilities or  services  or  any  connection  or  meters therefor,

       whether assessed to or  payable  by  Landlord  or Tenant.  Tenant will, within ten (10)  days  after  receipt  of written demand by

       Landlord,  furnish  Landlord  with  receipts  or  other  evidence indicating that  all  such  amounts  have  been  paid.  Provided,

       however, that Tenant shall only  be responsible for those charges and assessments which are for the  period of its occupancy of the

       Premises.

           3.  TAXES AND ASSESSMENTS.

                Landlord will pay and keep current the real estate taxes

       assessed against the premises.

           4.  COMPLIANCE WITH LAWS AND REGULATIONS.

                Tenant will at all times during the term hereof keep the

       Premises in good  order  and  a  strictly  sanitary condition and observe and  perform  all  laws,  ordinances,  orders,  rules and regulations now or hereafter  made  by any governmental authority for the time being applicable  to the Premises or any improvement

       thereon  or  use  thereof,   and   with  the  orders,  rules  and

       regulations of the National Board of Fire Underwriters or similar organization so far as  the  same  may  relate  to the use of the

       Premises, and will indemnify Landlord against all actions, suits,

       damages and claims by whomsoever brought or made by reason of the nonobservance or nonperformance of such laws, ordinances, orders,

       rules and regulations, or of this covenant.  Nothing herein shall obligate the Tenant to  construct  any additional improvements on the Premises.

           5.  INSPECTION.

                Tenant  will  permit  Landlord  and  its  agents  at all

       reasonable times during the term hereof to enter the Premises and examine the state of  repair  and  condition thereof, and the use

       being made  of  the  same.    Landlord  may  also  enter upon the

       Premises to perform any  repairs  or maintenance which Tenant has failed  to  perform  hereunder,  and  to  show  the  premises  to

       prospective  purchasers,  tenants   and   mortgagees.    Further,

       Landlord shall have the right  to  have  test borings done on the premises on  weekends,  but  done  in  such  a  manner  as not to unreasonably interfere with Tenant's business thereon.

           6.  REPAIR AND MAINTENANCE.

                Tenant will, at its own  expense,  from time to time and

       at all  times  during  the  term  hereof,  well and substantially repair, maintain, amend and keep  the Premises, together with all fixtures  and  items  of  personal  property  used  or  useful in

       connection  therewith,   with   all   necessary  reparations  and

       amendments whatsoever in as good  order and condition as they now are or may be put in, reasonable  wear and tear and damage by the elements and such unavoidable casualty against which insurance is

       not required hereunder excepted.   Tenant will maintain the signs

       on the Premises and fix  all  potholes  that may develop.  Tenant will have  the  benefit  of  all  warranties  pertaining thereto.

       Tenant will remove snow from  the Premises and keep the sidewalks clean and free from ice and snow.

           7.  USE.

                Tenant shall use the Premises  only for the operation of

       a  parking  lot  and  other  accessory  uses  relating  to  motor vehicles.

           8.  NOTICES RE PREMISES.

                Landlord will  forthwith  furnish  Tenant  copies of any

       notices it receives regarding the Premises from any third parties which notices relate to  the  Tenant's  use  and occupancy of the

       Premises.

           9.  CANCELLATION OF LEASE.

                Landlord and Tenant  may  cancel  this Lease upon thirty

       (30) days' notice to the other.

          10.  INSURANCE.

                Tenant will, at  its  own  cost  and expense, effect and

       maintain  during  the  term  hereof,  a  policy  or  policies  of comprehensive general  liability  insurance,  or  its equivalent,

       with minimum limits of not  less  than $500,000 for injury to one or more persons in any one  occurrence, and also insurance in the sum of  not  less  than  $1,000,000  against  claims for property damage in any  one  accident,  such  policy  or  policies to name

       Landlord as additional assured,  to  require  the insurer to give

       Landlord at least ten  days'  written  notice of its intention to cancel, terminate or amend  the  insurance  policy or policies in any material respect, and to  cover  the entire Premises.  Tenant may insure premises as part of a blanket policy.

          11.  LANDLORD'S COSTS AND EXPENSES.

                If  Tenant  shall  fail  to   comply  with  any  of  its

       obligations hereunder, Landlord  may,  upon  ten (10) days' prior

       written  notice  to  Tenant   (or   without  notice  in  case  of
       emergency), take such  action  as  may  be reasonably required to cure any such default by Tenant.  Tenant will pay to Landlord, on demand, all costs  and  expenses, including reasonable attorneys'

       fees, incurred by Landlord in collecting any delinquent rents, or other charges payable by Tenant  hereunder, or in connection with any  litigation  commenced  by  or  against  Tenant  (other  than condemnation proceedings) to which Landlord, without any fault on

       its part, shall be  made  a  party.    All  such amounts owing to

       Landlord shall constitute additional rent hereunder.

          12.  INDEMNIFICATION OF LANDLORD.

                12.1.  Tenant shall indemnify and save harmless Landlord

       (regardless of Tenant's covenant to  insure) against and from any and all claims by or on behalf  of any person or persons, firm or

       firms,  corporation  or  corporations,   arising  from  the  use,

       occupancy, conduct or management of  the Premises, unless done by or contributed  to  Landlord,  any  of  its  agents, contractors,

       servants, employees or licensees, and shall further indemnify and save Landlord  harmless  against  and  from  any  and  all claims arising  during  the  term  hereof  from  any  condition  of  the

       Premises, or arising from any  breach  or  default on the part of

       Tenant in the performance  of  any  covenant  or agreement on the part of Tenant to  be  performed  pursuant  to  the terms of this

       Lease, or arising from any  act  of  Tenant or any of its agents,

       contractors,  servants  or  employees  to  any  person,  firm  or corporation occurring during  the  term  hereof  in  or about the

       Premises or upon or under  said  areas,  and from and against all costs, counsel fees, expenses or liabilities incurred in or about any such claim or action or proceeding brought thereon.

                12.2  Tenant  shall  pay  and indemnify Landlord against

       all legal costs and  charges  incurred in obtaining possession of the Premises after the  default  of  Tenant or upon expiration or earlier termination of the term  hereof,  other than by reason of any  default  of  Landlord,  or  in  enforcing  any  covenant  or agreement of Tenant herein contained.

          13.  LIENS.

                13.1  Tenant will not  commit, suffer any act or neglect

       whereby the Premises or any improvements thereon or the estate of

       Landlord therein shall at any  time during the term hereof become subject to any attachment,  judgment, lien, charge or encumbrance

       whatsoever,  except  as  herein   expressly  provided,  and  will

       indemnify and hold Landlord  harmless  from and against all loss,

       costs and expenses,  including  reasonable  attorneys' fees, with respect thereto.

                13.2  If  due  to  any  act  or  neglect  of Tenant, any

       mechanic's, laborer's or materialmen's lien  shall at any time be filed against the  premises  or  any  part hereof, Tenant, within thirty (30) days after notice  of  the filing thereof shall cause the same  to  be  discharged  of  record  by  payment, bonding or otherwise, and if  Tenant  shall  fail  to  cause  the same to be discharged, then Landlord may, in  addition to any other right or remedy, cause the same  to  be  discharged,  either by paying the amount claimed to be due,  or  by procuring the discharge of such lien by deposit or  by  bonding  proceedings,  and all amounts so paid by Landlord, together with all reasonable costs and expenses incurred in  connection  therewith,  and  together  with interest thereon at the rate of ten percent (10%) per annum from the respective dates of payment, shall be paid by Tenant to Landlord,

       on demand, as additional rent hereunder.

                13.3  Nothing in this Lease contained shall be deemed or

       construed in  any  as  constituting  the  consent  or  request of

       Landlord, express or implied  by  inference  or otherwise, to any contractor,  subcontractor,  laborer,  materialmen,  architect or engineer for the performance  of  any  labor or the furnishing of any materials or services for  or in connection with the Premises or any part thereof.  Notice  is hereby given that Landlord shall not be liable for any labor or materials or services furnished or to be furnished to Tenant upon  credit, and that no mechanic's or other lien  for  any  such  labor,  materials,  or services shall attach to or affect the  fee  or  reversionary or other estate or interest of Landlord in the Premises of and in this Lease.

          14.  DEFAULT.

                14.1  In the event  that  during  the term hereof any of

       the following events  shall  occur  (each  of  which  shall be an

       "Event of Default"):

                   (a)  Tenant  shall  default  in  the  payment  of any

       installment of the Rent for  ten  (10)  days after the same shall become  due,  during  which  ten-dayperiod  Tenant  may  cure the default;

                  (b) Tenant or  any  permitted assignee of Tenant shall

       (i) apply for  or  consent  to  an  appointment  of a receiver, a trustee or liquidator of it  or  of  all or a substantial part of its assets; (ii) make  a  general  assignment  for the benefit of creditors; (iii) be  adjudicated  a  bankrupt  or insolvent; (iv)

       file a voluntary  petition  in  bankruptcy  or  a  petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law or an answer admitting the material allegations  of  a  petition  filed  against  it  in any bankruptcy, reorganization or  insolvency proceeding or corporate action shall be taken by it  for  the purpose of effecting any of the foregoing;

                  (c) An  order,  judgment  or  decree shall be entered,

       without the application,  approval  or  consent  of Tenant or any

       permitted  assignee  of   Tenant   by   any  court  of  competent

       jurisdiction,  approving  a  petition  seeking  reorganization of

       Tenant or  such  assignee  or  appointing  a  receiver,  trust or liquidator of Tenant or such assignee  or of all or a substantial part of its  assets  and  such  order,  judgment  or decree shall continue unstayed and  in  effect  for  any  period of sixty (60)

       consecutive days; or

                  (d) Any other  default  by Tenant in performing any of

       its other obligations  hereunder  shall  continue uncorrected for ten (10)  days  after  receipt  of  written  notice  thereof from

       Landlord, during which period  Tenant  or  such assignee may cure the default;  then  Landlord  may,  by  giving  written notice to

       Tenant,  either  (a)  terminate  this  Lease,  (b)  re-enter  the

       Premises by summary  proceedings  or  otherwise, expelling Tenant and removing all of  Tenant's  property  therefrom, and relet the

       Premises and receive  the  rent  therefrom,  or  (c) exercise any other remedies permitted by law.  Tenant shall also be liable for the reasonable cost of obtaining  possession of and reletting the

       Premises and of  any  repairs  and  alterations or other payments

       necessary to  prepare  them  for  reletting.    Any  and all such

       amounts   shall   be    payable    to   Landlord   upon   demand.

       Notwithstanding anything contained herein to the contrary, no termination of this Lease prior to the last day of the term hereof, except as provided  in  Section  15 hereof, shall relieve

       Tenant of its  liability  and  obligations  under this Lease, and

       such  liability   and   obligations   shall   survive   any  such

       termination.

                14.2  In the event of any breach by Tenant of any of the

       covenants, agreements,  terms  or  conditions  contained  in this

       Lease, Landlord  shall  be  entitled  to  enjoin  such  breach or threatened breach and shall  have  the  right to invoke any right and remedy  allowed  at  law  or  in  equity,  or  by  statute or otherwise,  as  though  reentry,  summary  proceedings  and other remedies were not provided for in this Lease.

                14.3  Each right and  remedy of Landlord provided for in

       this Lease shall be cumulative and  shall be in addition to every other right or  remedy  provided  for  in  this  Lease  or now or hereafter existing,  at  law  or  in  equity,  or  by  statute or otherwise, and  the  exercise  or  beginning  of  the exercise by

       Landlord of any one or  more  of  the rights or remedies provided for in this Lease,  or  now  or  hereafter  existing at law or in equity, or  by  statute  or  otherwise,  shall  not  preclude the simultaneous or later exercise  by  Landlord  of any or all other rights  or  remedies  provided  for  in  this  Lease,  or  now or hereafter  existing  at  law  or  in  equity,  or  by  statute or otherwise.

           15.  EMINENT DOMAIN.

                If the whole or any  part  of the demised premises shall

       be condemned or  acquired  by  eminent  domain  for any public or quasi- public use or purpose,  then  the term of this Lease shall cease and terminate as of the date of vesting of title in such proceeding and all rentals shall be paid up to the date of the vacating of the premises by Tenant and Tenant shall have no claim against Landlord nor the  condemning  authority  for the value of any unexpired term of this Lease.

                In the event of any condemnation or taking as aforesaid,

       whether whole or partial,  Tenant  shall  not  be entitled to any part of the award paid  for  such condemnation and Landlord is to receive the full amount  of  such  award, Tenant hereby expressly waiving any right or claim to any part thereof.

       16.  CONDITION OF PREMISES.

                Tenant represents that  the  Premises, the sidewalks and

       structures adjoining  the  same,  and  any  subsurface conditions thereof, and the  present  uses  and  non-uses thereof, have been examined by Tenant, and  Tenant  agrees  that  it will accept the same in the condition or state in which they, or any of them, now are, without representation  or  warranty,  express or implied in fact or by law, by Landlord,  and without recourse to Landlord as to the nature, condition or usability thereof, or the use or uses to which the Premises, or any part thereof, may be put.

          17.  INDEPENDENT COVENANTS--NO WAIVER.

                17.1  Each  and  every  of  the covenants and agreements

       contained in this Lease shall be for all purposes construed to be separate and independent covenants  and  the waiver of the breach of any covenant contained hereby  by  Landlord shall in no way or manner discharge or  relieve  Tenant  from Tenant's obligation to perform each and every of the covenants contained herein.

                17.2  If any  term  or  provision  of  this Lease or the

       application thereof to any  person  or  circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than  those  as  to  which  it  is invalid or unenforceable, shall not be  affected  thereby, and each term and provision of this Lease shall  be  valid and shall be enforced to the fullest extent permitted by law.

                17.3  The failure of  Landlord  to  insist in any one or

       more cases upon the strict performance of any of the covenants of this Lease shall not be construed as a waiver or a relinquishment

       for the future of such covenant.    A receipt by Landlord of rent

       with knowledge of the breach of  any covenant hereof shall not be deemed a waiver of such breach,  and no waiver by Landlord of any provision of this Lease shall be  deemed to have been made unless

       expressed in writing and  signed  by  Landlord.   All remedies to

       which Landlord may resort under the terms of this Lease or by law provided shall be cumulative.

          18.  SUBORDINATION.

                This  Lease  and  the  rights  of  Tenant  hereunder are

       subject and subordinate in all respects to all matters of record,

       including, without limitation, deeds  and all mortgages which may now or hereafter be placed on or affect the Premises, or any part thereof, and/or Landlord's  interest  or  estate  therein, and to each advance made  and/or  hereafter  to  be  made under any such mortgages, and  to  all  renewals, modifications, consolidations,

       replacements  and  extensions   thereof,  and  all  substitutions

       therefor; provided, however, that before such subordination shall be effective, Landlord shall cause  the mortgagee, or other party in interest, as the case may  be,  to deliver to Tenant an assent to  this  Lease,  in  proper  form  for  recording  whereby  such mortgagee or other party agrees that no foreclosure of such mortgage or any action taken with respect thereto, by such mortgagee or any other  person  claiming  by  or through or under such mortgage (or other interest) shall disturb the possession of

       Tenant under this  Lease  so  long  as  Tenant  is not in default hereunder, and that the  validity  and  continuance of this Lease

       will be so recognized.   Simultaneously with the delivery of such

       an agreement, Tenant agrees to  execute and deliver an instrument in proper form for recording,  wherein  Tenant agrees to and does subordinate this Lease to the  liens of the mortgagees and others

       as  above-mentioned,   and   to   all   renewals,  modifications,

       consolidations and replacements and  extensions of such mortgages thereunder, and to any persons claiming by, through or under such mortgages or other such interest.

          19.  QUIET ENJOYMENT.

                Landlord covenants that Tenant, upon paying the rent and

       performing the covenants  hereof  on  the  part  of  Tenant to be performed shall and  may  peaceably  and  quietly  have, hold and

       enjoy  the  Premises  and   all  related  appurtenances,  rights,

       privileges and easements throughout  the  term hereof without any lawful hindrance by Landlord and  any person claiming by, through or under it.

           20.  RETURN OF PREMISES.

                At  the  expiration  or  other  temination  of  the term

       hereof, Tenant will  remove  from  the  Premises its property and that of all claiming  under  it  and  will  peaceably yield up to

       Landlord the Premises in as good condition in all respects as the same were at the commencement  of this Lease, except for ordinary wear and tear, damage  by  the  elements,  by any exercise of the right of eminent domain or by public or other authority, or damage which Landlord is required herein to replace, restore or rebuild or damage for which no insurance is required hereunder.

           21.  CONSTRUCTION.

                The mention of the  parties  hereto by name or otherwise

       shall be construed as including and referring to their respective successors and  assigns  as  well  as  to  the parties themselves whenever  such  construction  is  required  or  admitted  by  the provisions hereof;  and  all  covenants,  agreements, conditions,

       rights, powers and privileges  hereinbefore contained shall inure to the benefit of and be  binding upon the successors and assigns of such parties, unless otherwise provided.

           22.  PERMITS.

                Tenant, at its cost,  shall obtain any necessary permits

       for the Premises from the City of Providence.

           23.  NOTICES.

                Whenever notice shall  be  given  under  this Lease, the

       same shall be  in  writing  and  shall  be  sent  by certified or registered mail, return receipt requested as follows:

                To the Landlord:  One Hospital Trust Plaza
                                  Suite 920
                                  Providence, Rhode Island  02903

                To the Tenant:    c/o Charles Meyers
                                  56 Pine Street
                                  Providence, Rhode Island  02903

                To the Tenant's   Alan T. Dworkin, Esq.
                 Attorney:        164 Airport Road
                                  Warwick, Rhode Island  02889

       or to such other address or addresses as each party may from time to time designate by like notice to the other.  Said notice shall be valid and times  begin  to  run  hereunder upon receipt of the party to which said notice is given.

           IN WITNESS  WHEREOF,  the  parties  hereto  have caused these presents to be executed in duplicate as of the day and year first above written.

                                  CAPITAL PROPERTIES, INC.



                                  By
                                    Barbara J. Dreyer, Treasurer

                                  METROPARK, LTD.



                                  By
                                    Charles Meyers, President

       STATE OF RHODE ISLAND

       COUNTY OF PROVIDENCE

           In Providence, in said County on the 10th day of November 1994, before me personally appeared BARBARA J. DREYER, Treasurer of CAPITAL PROPERTIES, INC., to me known and known by me to be the person executing the foregoing instrument on behalf of said corporation, and she acknowledged said instrument by her executed to be her free act and deed and the free act and deed of said corporation.



                                             Notary Public

       STATE OF RHODE ISLAND

       COUNTY OF PROVIDENCE


           In Providence, in said County on the 10th day of November 1994, before me personally appeared CHARLES MEYERS, President of METROPARK, LTD., to me known and known by me to be the person executing the foregoing instrument on behalf of said corporation, and he acknowledged said instrument by him executed to be his free act and deed and the free act and deed of said corporation.




                                            Notary Public

                                   GUARANTEE

           In consideration of the  execution  of the foregoing lease by the Landlord, the  undersigned  (jointly  and  severally, if more than one) guarantees that the Tenant will pay all rent thereunder and will perform all other terms, conditions or agreements on its part to be performed or  fulfilled, and agrees that the foregoing lease may be amended  from  time  to  time by the parties thereto without notice to the undersigned.  The undersigned consents that extensions of time of  payment  or  any  other indulgences may be granted to the Tenant without  notice to and without releasing or affecting in any way  the  liability  of  the undersigned and the undersigned waives demand and notice  of default.  This guarantee is in addition to any other  security which the Landlord may have for the performance of the  Tenant's obligations and the Landlord may have the recourse  to  this  guarantee without first pursuing the Landlord's remedies against such other security, if any.  The

       Landlord may release, in  whole  or  in  part, any other security without releasing or affecting  in  any  way the liability of the

       undersigned.   In  addition,  the  undersigned  will  pay  to the

       Landlord  all  costs  and  expenses  (including  attorneys' fees)

       incurred in connection with the enforcement of this guarantee.

                Executed this 10th day of November, 1994.




                                  Charles Meyers

                                   L E A S E



             THIS INDENTURE  OF  LEASE  made  as  of  the  tenth day of

         November, 1994,  by  and  between  CAPITAL  PROPERTIES,INC., a

         Rhode  Island   corporation   (hereinafter   referred   to  as

         "Landlord"), and METROPARK,  LTD.,  a Rhode Island corporation

         (hereinafter referred to as "Tenant").

                         W I T N E S S E T H  T H A T:

             In consideration of the rents, covenants and agreements to

         be  paid,  kept  and   performed  by  Tenant,  as  hereinafter

         provided, Landlord hereby  demises  and  leases to Tenant, and

         Tenant hereby hires and takes  from Landlord the real property known  as  Parcels  3E  and  4E  in  the  Capital  Center,  in

         Providence, Rhode Island, as shown  on a plan attached to this

         Lease as Exhibit A (hereinafter called the "Premises").

             TO HAVE  AND  TO  HOLD  the  Premises,  together  with all rights,  privileges,  easements  and  appurtenances  thereunto belonging and attaching, unto Tenant  for  a term of two years

         (hereinafter called the  "Term")  commencing  as  of August 1,

         1994, and ending on July 31, 1996.

             This Lease  is  made  upon  the  covenants  and agreements herein set forth on the part of the respective parties, all of which the parties  respectively  agree  to  observe and comply with during the term hereof.

             1.  RENTAL.

                  During the period  from  August  1,  1994 to July 31,

         1995, Tenant shall pay to Landlord an annual rental of Ninety-

         six Thousand ($96,000) Dollars payable in monthly installments of Eight Thousand ($8,000)  Dollars  on  the first day of each month.  During the  period  from  August  1,  1995 to July 31,

         1996, Tenant shall pay  to  Landlord  an  annual rental of One

         Hundred Two  Thousand  ($102,000)  Dollars  payable in monthly installments of Eight  Thousand  Five Hundred ($8,500) Dollars

         on the first day of each month.

             2.  UTILITIES AND OTHER CHARGES.

                  Tenant  will  pay  directly  before  the  same become

         delinquent all charges, duties, rates, license and permit fees and other amounts of  every  description to which the Premises or any part thereof or any improvement thereon erected or used by Tenant may, during the  term  hereof, be assessed or become liable for electricity,  refuse  collection,  telephone or any other  utilities  or  services  or  any  connection  or meters therefor,  whether  assessed  to  or  payable  by  Landlord or

         Tenant.  Tenant will,  within  ten  (10) days after receipt of written demand by Landlord,  furnish Landlord with receipts or other evidence  indicating  that  all  such  amounts have been

         paid.    Provided,   however,   that   Tenant  shall  only  be

         responsible for those  charges  and  assessments which are for the period of its occupancy of the Premises.

             3.  TAXES AND ASSESSMENTS.

                  Landlord will pay  and  keep  current the real estate

         taxes assessed against the premises.

             4.  COMPLIANCE WITH LAWS AND REGULATIONS.

                  Tenant will at all times  during the term hereof keep

         the Premises in good  order  and a strictly sanitary condition and observe and  perform  all  laws, ordinances, orders, rules and regulations  now  or  hereafter  made  by any governmental authority for the time being applicable to the Premises or any improvement thereon or use thereof, and with the orders, rules and regulations of the National  Board of Fire Underwriters or similar organization so far as the  same may relate to the use of the  Premises,  and  will  indemnify  Landlord  against all actions, suits, damages  and  claims  by whomsoever brought or made by reason of the  nonobservance or nonperformance of such laws, ordinances, orders,  rules  and  regulations, or of this

         covenant.    Nothing  herein  shall  obligate  the  Tenant  to

         construct any additional improvements on the Premises.

             5.  INSPECTION.

                  Tenant will permit  Landlord  and  its  agents at all

         reasonable times during the term  hereof to enter the Premises and examine the state of repair and condition thereof, and the

         use being made of the same.   Landlord may also enter upon the

         Premises to perform  any  repairs  or maintenance which Tenant has failed to perform hereunder,  and  to show the premises to

         prospective  purchasers,  tenants  and  mortgagees.   Further,

         Landlord shall have the right to have test borings done on the premises on weekends, but  done  in  such  a  manner as not to unreasonably interfere with Tenant's business thereon.

             6.  REPAIR AND MAINTENANCE.

                  Tenant will, at its  own  expense,  from time to time

         and  at  all   times   during   the   term  hereof,  well  and

         substantially repair, maintain,  amend  and keep the Premises,

         together with all fixtures and items of personal property used

         or  useful  in   connection   therewith,  with  all  necessary

         reparations and amendments  whatsoever  in  as  good order and condition as they now are  or  may  be put in, reasonable wear and tear and damage by the elements and such unavoidable casualty against which insurance is not required hereunder excepted.  Tenant will maintain  the signs on the Premises and

         fix all potholes  that  may  develop.    Tenant  will have the

         benefit of all  warranties  pertaining  thereto.   Tenant will

         remove snow from the Premises and keep the sidewalks clean and free from ice and snow.

             7.  USE.

                  Tenant shall use the  Premises only for the operation

         of a parking lot  and  other  accessory uses relating to motor vehicles.

             8.  NOTICES RE PREMISES.

                  Landlord will forthwith furnish  Tenant copies of any

         notices it  receives  regarding  the  Premises  from any third parties which notices relate to the Tenant's use and occupancy of the Premises.

             9.  CANCELLATION OF LEASE.

                  Landlord and Tenant may cancel this Lease upon thirty

         (30) days' notice to the other.

            10.  INSURANCE.

                  Tenant will, at its own  cost and expense, effect and

         maintain during  the  term  hereof,  a  policy  or policies of comprehensive general liability  insurance, or its equivalent,

         with minimum limits of  not  less  than $500,000 for injury to one or more persons in  any one occurrence, and also insurance in the sum  of  not  less  than  $1,000,000 against claims for property damage in any  one  accident, such policy or policies to name Landlord as additional assured, to require the insurer to give Landlord  at  least  ten  days'  written notice of its intention to cancel, terminate or amend the insurance policy or policies in any material respect, and to cover the entire

         Premises.  Tenant may  insure  premises  as  part of a blanket policy.

            11.  LANDLORD'S COSTS AND EXPENSES.

                  If Tenant  shall  fail  to  comply  with  any  of its

         obligations hereunder, Landlord may, upon ten (10) days' prior written  notice  to  Tenant  (or  without  notice  in  case of emergency), take such action as  may be reasonably required to cure any such default by Tenant.  Tenant will pay to Landlord,

         on  demand,  all  costs  and  expenses,  including  reasonable attorneys'  fees,  incurred  by  Landlord  in  collecting  any

         delinquent  rents,  or   other   charges   payable  by  Tenant

         hereunder, or in connection  with  any litigation commenced by or against  Tenant  (other  than  condemnation proceedings) to which Landlord, without any fault on its part, shall be made a party.  All such  amounts  owing  to Landlord shall constitute additional rent hereunder.

            12.  INDEMNIFICATION OF LANDLORD.

                  12.1.    Tenant  shall  indemnify  and  save harmless

         Landlord (regardless of  Tenant's  covenant to insure) against and from any and all claims  by  or on behalf of any person or persons, firm or  firms,  corporation or corporations, arising

         from  the  use,  occupancy,   conduct  or  management  of  the

         Premises, unless done by  or  contributed  to Landlord, any of its agents, contractors, servants, employees or licensees, and shall further indemnify and save Landlord harmless against and from any and all  claims  arising  during the term hereof from any condition of the Premises,  or  arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of  this  Lease, or arising from any act of Tenant  or  any  of  its  agents,  contractors, servants or employees to any person,  firm or corporation occurring during the term hereof in or about the Premises or upon or under said areas, and from and against  all costs, counsel fees, expenses or liabilities incurred in or  about  any such claim or action or proceeding brought thereon.

                  12.2  Tenant shall pay and indemnify Landlord against

         all legal costs and  charges  incurred in obtaining possession of the Premises after the default of Tenant or upon expiration or earlier  termination  of  the  term  hereof,  other than by reason  of  any  default  of  Landlord,  or  in  enforcing any covenant or agreement of Tenant herein contained.

            13.  LIENS.

                  13.1   Tenant  will  not  commit,  suffer  any act or

         neglect whereby the  Premises  or  any improvements thereon or the estate of Landlord  therein  shall  at any time during the term hereof become subject  to any attachment, judgment, lien,

         charge or encumbrance  whatsoever,  except as herein expressly provided, and will indemnify  and  hold Landlord harmless from and against all loss, costs and expenses, including reasonable attorneys' fees, with respect thereto.

                  13.2  If due  to  any  act  or neglect of Tenant, any

         mechanic's, laborer's or materialmen's  lien shall at any time be filed against  the  premises  or  any  part hereof, Tenant,

         within thirty (30)  days  after  notice  of the filing thereof shall cause the same  to  be  discharged of record by payment,

         bonding or otherwise, and if Tenant shall fail to cause the same to be discharged, then Landlord may, in addition to any other right or remedy, cause the same to be discharged, either by paying the amount claimed  to  be  due, or by procuring the discharge of such lien  by  deposit or by bonding proceedings,

         and  all  amounts  so  paid  by  Landlord,  together  with all

         reasonable  costs   and   expenses   incurred   in  connection

         therewith, and together with  interest  thereon at the rate of ten percent  (10%)  per  annum  from  the  respective dates of payment, shall be paid  by  Tenant  to Landlord, on demand, as additional rent hereunder.

                  13.3  Nothing in this Lease contained shall be deemed

         or construed in any as  constituting the consent or request of

         Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer,  materialmen, architect or engineer for the performance of any labor or the furnishing of any materials  or  services  for  or  in  connection  with the

         Premises or any part  thereof.    Notice  is hereby given that

         Landlord shall not be  liable  for  any  labor or materials or services furnished or to  be  furnished to Tenant upon credit,

         and that no  mechanic's  or  other  lien  for  any such labor,

         materials, or services shall  attach  to  or affect the fee or reversionary or other estate  or  interest  of Landlord in the

         Premises of and in this Lease.

            14.  DEFAULT.

                  14.1  In the event that during the term hereof any of

         the following events shall  occur  (each  of which shall be an

         "Event of Default"):

                    (a)  Tenant  shall  default  in  the payment of any

         installment of the Rent for ten (10) days after the same shall become due, during which ten-day period Tenant may cure the default;

                    (b)  Tenant  or  any  permitted  assignee of Tenant

         shall  (i)  apply  for  or  consent  to  an  appointment  of a receiver, a  trustee  or  liquidator  of  it  or  of  all or a substantial part of its assets; (ii) make a general assignment for the benefit of creditors;  (iii) be adjudicated a bankrupt or insolvent; (iv) file a  voluntary petition in bankruptcy or

         a  petition  or  an   answer   seeking  reorganization  or  an

         arrangement with creditors to take advantage of any insolvency law or  an  answer  admitting  the  material  allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or corporate action shall be taken by it for the purpose of effecting any of the foregoing;

                    (c) An order,  judgment or decree shall be entered,

         without the application, approval or  consent of Tenant or any permitted  assignee  of  Tenant  by  any  court  of  competent jurisdiction, approving a  petition  seeking reorganization of

         Tenant or such  assignee  or  appointing  a receiver, trust or liquidator  of  Tenant  or  such  assignee  or  of  all  or  a substantial part of  its  assets  and  such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) consecutive days; or

                    (d) Any other  default  by Tenant in performing any

         of its other obligations  hereunder shall continue uncorrected for ten (10) days after receipt of written notice thereof from

         Landlord, during which period Tenant or such assignee may cure the default; then Landlord  may,  by  giving written notice to

         Tenant, either  (a)  terminate  this  Lease,  (b) re-enter the

         Premises by summary proceedings or otherwise, expelling Tenant and removing all of Tenant's property therefrom, and relet the

         Premises and receive the  rent  therefrom, or (c) exercise any

         other remedies permitted by law.   Tenant shall also be liable

         for  the  reasonable  cost  of  obtaining  possession  of  and reletting the Premises and  of  any repairs and alterations or other payments necessary to  prepare  them for reletting.  Any and all such amounts shall be payable to Landlord upon demand.

         Notwithstanding anything contained herein  to the contrary, no termination of this Lease prior  to  the  last day of the term hereof, except as provided in Section 15 hereof, shall relieve

         Tenant of its liability and  obligations under this Lease, and

         such  liability  and   obligations   shall  survive  any  such

         termination.

                  14.2  In the event of  any breach by Tenant of any of

         the covenants, agreements,  terms  or  conditions contained in this Lease, Landlord shall  be  entitled to enjoin such breach or threatened breach and  shall  have  the right to invoke any right and remedy allowed at law or in equity, or by statute or otherwise, as though  reentry,  summary  proceedings and other remedies were not provided for in this Lease.

                  14.3  Each right and  remedy of Landlord provided for

         in this Lease shall be cumulative  and shall be in addition to every other right or remedy provided  for in this Lease or now or hereafter existing, at law  or  in equity, or by statute or otherwise, and the exercise  or  beginning  of the exercise by

         Landlord of any one or more of the rights or remedies provided for in this Lease, or now  or  hereafter existing at law or in equity, or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies  provided  for  in  this  Lease,  or now or hereafter existing at  law  or  in  equity,  or  by statute or otherwise.

             15.  EMINENT DOMAIN.

                  If the whole  or  any  part  of  the demised premises

         shall be  condemned  or  acquired  by  eminent  domain for any public or quasi- public use or  purpose, then the term of this

         Lease shall cease and terminate  as  of the date of vesting of title in such proceeding and  all  rentals shall be paid up to the date of the vacating of  the premises by Tenant and Tenant shall  have  no  claim  against  Landlord  nor  the condemning authority for the value of any unexpired term of this Lease.

                  In  the  event  of  any  condemnation  or  taking  as

         aforesaid, whether  whole  or  partial,  Tenant  shall  not be entitled to any part of  the  award paid for such condemnation and Landlord is  to  receive  the  full  amount of such award,

         Tenant hereby expressly waiving any right or claim to any part thereof.

         16.  CONDITION OF PREMISES.

                  Tenant represents  that  the  Premises, the sidewalks

         and  structures  adjoining   the   same,  and  any  subsurface

         conditions thereof, and the present uses and non-uses thereof,

         have been examined by Tenant,  and  Tenant agrees that it will accept the same in the  condition  or  state in which they, or any of  them,  now  are,  without  representation or warranty,

         express or implied in fact or by law, by Landlord, and without recourse to Landlord as to the nature, condition or usability thereof, or the use or uses to which the Premises, or any part thereof, may be put.

            17.  INDEPENDENT COVENANTS--NO WAIVER.

                  17.1  Each and every  of the covenants and agreements

         contained in this Lease shall be for all purposes construed to be separate and independent  covenants  and  the waiver of the breach of any covenant  contained  hereby by Landlord shall in no way or  manner  discharge  or  relieve Tenant from Tenant's

         obligation  to  perform  each   and  every  of  the  covenants

         contained herein.

                  17.2  If any term  or  provision of this Lease or the

         application thereof to any person or circumstance shall to any extent be  invalid  or  unenforceable,  the  remainder of this

         Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not  be  affected  thereby, and each term and provision  of  this  Lease  shall  be  valid  and shall be enforced to the fullest extent permitted by law.

                  17.3  The failure of Landlord to insist in any one or

         more cases upon the strict performance of any of the covenants of this  Lease  shall  not  be  construed  as  a  waiver  or a relinquishment for the future of  such covenant.  A receipt by

         Landlord of rent with knowledge  of the breach of any covenant hereof shall not be  deemed  a  waiver  of such breach, and no waiver by Landlord of  any  provision  of  this Lease shall be deemed to  have  been  made  unless  expressed  in writing and signed by Landlord.  All remedies to which Landlord may resort under the terms of  this  Lease  or  by  law provided shall be cumulative.

            18.  SUBORDINATION.

                  This Lease and  the  rights  of  Tenant hereunder are

         subject and subordinate  in  all  respects  to  all matters of record, including, without limitation, deeds and all mortgages which  may  now  or  hereafter  be  placed  on  or  affect the

         Premises, or any part  thereof,  and/or Landlord's interest or estate therein, and to  each  advance made and/or hereafter to be  made  under  any  such  mortgages,  and  to  all renewals,

         modifications,  consolidations,  replacements  and  extensions thereof, and  all  substitutions  therefor; provided, however,

         that before such  subordination  shall  be effective, Landlord shall cause the mortgagee, or  other party in interest, as the case may be, to deliver to  Tenant an assent to this Lease, in proper form  for  recording  whereby  such  mortgagee or other party agrees  that  no  foreclosure  of  such  mortgage or any action taken with respect  thereto,  by  such mortgagee or any other person claiming by or through or under such mortgage (or other interest) shall disturb  the  possession of Tenant under this Lease so long as Tenant  is not in default hereunder, and that the validity and  continuance  of  this  Lease will be so

         recognized.   Simultaneously  with  the  delivery  of  such an

         agreement, Tenant agrees to  execute and deliver an instrument in proper form  for  recording,  wherein  Tenant agrees to and does subordinate this Lease to the liens of the mortgagees and others as above-mentioned, and to all renewals, modifications,

         consolidations  and  replacements   and   extensions  of  such

         mortgages thereunder, and to  any persons claiming by, through or under such mortgages or other such interest.

            19.  QUIET ENJOYMENT.

                  Landlord covenants that Tenant,  upon paying the rent

         and performing the covenants hereof  on  the part of Tenant to be performed shall and  may  peaceably  and quietly have, hold and enjoy the Premises  and all related appurtenances, rights,

         privileges and easements  throughout  the  term hereof without any lawful hindrance by  Landlord  and any person claiming by,

         through or under it.

             20.  RETURN OF PREMISES.

                  At the expiration  or  other  temination  of the term

         hereof, Tenant will remove from  the Premises its property and that of all claiming under  it  and will peaceably yield up to

         Landlord the Premises in as  good condition in all respects as the same were at  the  commencement  of this Lease, except for ordinary  wear  and  tear,  damage  by  the  elements,  by any exercise of the right of eminent  domain or by public or other authority, or  damage  which  Landlord  is  required herein to replace, restore or rebuild  or  damage for which no insurance is required hereunder.

             21.  CONSTRUCTION.

                  The  mention  of  the   parties  hereto  by  name  or

         otherwise shall be  construed  as  including  and referring to their respective successors  and  assigns  as  well  as to the parties themselves whenever  such  construction is required or

         admitted  by  the   provisions   hereof;  and  all  covenants,

         agreements,   conditions,   rights,   powers   and  privileges

         hereinbefore contained shall inure  to  the  benefit of and be binding upon  the  successors  and  assigns  of  such parties,

         unless otherwise provided.

             22.  PERMITS.

                  Tenant,  at  its  cost,  shall  obtain  any necessary

         permits for the Premises from the City of Providence.

             23.  NOTICES.

                  Whenever notice shall be  given under this Lease, the

         same shall be in  writing  and  shall  be sent by certified or registered mail, return receipt requested as follows:

                  To the Landlord:  One Hospital Trust Plaza
                                    Suite 920
                                    Providence, Rhode Island  02903

                  To the Tenant:    c/o Charles Meyers
                                    56 Pine Street
                                    Providence, Rhode Island  02903

                  To the Tenant's   Alan T. Dworkin, Esq.
                   Attorney:        164 Airport Road
                                    Warwick, Rhode Island  02889

         or to such other address  or  addresses as each party may from time to time designate  by  like  notice  to  the other.  Said notice shall be valid  and  times  begin to run hereunder upon receipt of the party to which said notice is given.

             IN WITNESS WHEREOF, the  parties  hereto have caused these presents to be executed in  duplicate  as  of the day and year first above written.

                                    CAPITAL PROPERTIES, INC.



                                    By
                                      Barbara J. Dreyer, Treasurer

                                    METROPARK, LTD.



                                    By
                                      Charles Meyers, President

         STATE OF RHODE ISLAND

         COUNTY OF PROVIDENCE

            In Providence, in said County  on the 10th day of November,

         1994,  before  me  personally   appeared  BARBARA  J.  DREYER,

         Treasurer of CAPITAL PROPERTIES,  INC.,  to me known and known by me to be the  person  executing the foregoing instrument on

         behalf  of  said   corporation,   and  she  acknowledged  said

         instrument by her executed to be her free act and deed and the free act and deed of said corporation.




                                     Notary Public
         STATE OF RHODE ISLAND

         COUNTY OF PROVIDENCE

            In Providence, in said County  on the 10th day of November,

         1994, before me personally  appeared CHARLES MEYERS, President of METROPARK, LTD., to  me  known  and  known  by me to be the person executing the  foregoing  instrument  on behalf of said corporation,  and  he  acknowledged  said  instrument  by  him executed to be his free act and deed and the free act and deed of said corporation.





                                    Notary Public

                                   GUARANTEE

            In consideration of the execution of the foregoing lease by the Landlord, the undersigned  (jointly and severally, if more than  one)  guarantees  that  the  Tenant  will  pay  all rent thereunder and will  perform  all  other  terms, conditions or agreements on  its  part  to  be  performed  or fulfilled, and agrees that the foregoing  lease  may  be amended from time to time by the parties thereto without notice to the undersigned.

         The undersigned consents that extensions of time of payment or any other indulgences  may  be  granted  to the Tenant without notice to and without  releasing  or  affecting in any way the liability of the undersigned and the undersigned waives demand

         and notice of default.   This  guarantee is in addition to any

         other security which the Landlord may have for the performance of the Tenant's  obligations  and  the  Landlord  may have the

         recourse  to  this   guarantee   without  first  pursuing  the

         Landlord's remedies against such other  security, if any.  The

         Landlord may release, in whole  or in part, any other security without releasing or affecting in any way the liability of the undersigned.  In  addition,  the  undersigned  will pay to the

         Landlord all costs  and  expenses  (including attorneys' fees)

         incurred in connection with the enforcement of this guarantee.

             Executed this 10th day of November, 1994.




                                    Charles Meyers

                                   L E A S E



            THIS  INDENTURE  OF  LEASE  made  as  of  the  10th  day of

        November, 1994, by and between CAPITAL PROPERTIES,INC., a Rhode

        Island corporation (hereinafter referred to as "Landlord"), and

        METROPARK,  LTD.,  a   Rhode  Island  corporation  (hereinafter

        referred to as "Tenant").

                         W I T N E S S E T H  T H A T:

            In consideration of the  rents, covenants and agreements to be paid, kept and performed by Tenant, as hereinafter provided,

        Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes  from  Landlord  the  real  property bounded by

        North Main Street,  Elizabeth  Street,  Canal  Street and Blair

        Lane and  the  real  property  bounded  by  North  Main Street,

        Steeple Street, a gangway and  Blair Lane, in Providence, Rhode

        Island, identified as Parcels 21  and  22 on a plan attached to this Lease as Exhibit A (hereinafter called the "Premises").

            TO HAVE AND TO HOLD the Premises, together with all rights,

        privileges, easements and appurtenances thereunto belonging and attaching, unto  Tenant  for  a  term  (hereinafter  called the

        "Term") commencing as of May  1,  1994, and ending on April 30,

        1996.

            This Lease is made upon the covenants and agreements herein set forth on the part  of  the respective parties, all of which the parties  respectively  agree  to  observe  and  comply with during the term hereof.

            1.  RENTAL.

                 During the period from May  1,  1994 to April 30, 1995

        Tenant shall pay to  Landlord  an  annual rental of One Hundred


        Thousand ($100,000) Dollars payable  in monthly installments of

        Eight   Thousand   Three   Hundred   Thirty-three   and  33/100

        ($8,333.33) Dollars on the first day of each month.  During the period from May 1, 1995 to  April 30, 1996, Tenant shall pay to

        Landlord  an  annual  rental   of   One  Hundred  Two  Thousand

        ($102,000) Dollars  payable  in  monthly  installments of Eight

        Thousand Five Hundred ($8,500) Dollars on the first day of each month.

            2.  UTILITIES AND OTHER CHARGES.

                 Tenant  will  pay  directly  before  the  same  become

        delinquent all charges, duties,  rates, license and permit fees and other amounts of every description to which the Premises or any part thereof or any  improvement thereon erected or used by

        Tenant may,  during  the  term  hereof,  be  assessed or become liable for  electricity,  refuse  collection,  telephone or any other  utilities  or  services  or  any  connection  or  meters therefor, whether assessed to or payable by Landlord or Tenant.

        Tenant will, within  ten  (10)  days  after  receipt of written demand by Landlord,  furnish  Landlord  with  receipts or other evidence indicating  that  all  such  amounts  have  been paid.

        Provided, however, that  Tenant  shall  only be responsible for those charges and assessments which  are  for the period of its occupancy of the Premises.

            3.  TAXES AND ASSESSMENTS.

                 Landlord will pay  and  keep  current  the real estate

        taxes assessed against the premises.

            4.  COMPLIANCE WITH LAWS AND REGULATIONS.

                 Tenant will at all  times  during the term hereof keep

        the Premises in good order and a strictly sanitary condition and observe and perform all laws, ordinances, orders, rules and regulations now or hereafter made by any governmental authority

        for  the  time  being   applicable   to  the  Premises  or  any

        improvement thereon or use thereof,  and with the orders, rules and regulations of the  National  Board of Fire Underwriters or similar organization so far as  the  same may relate to the use of  the  Premises,  and  will  indemnify  Landlord  against all actions, suits, damages  and  claims  by  whomsoever brought or made by reason of  the  nonobservance or nonperformance of such laws, ordinances, orders,  rules  and  regulations,  or of this

        covenant.    Nothing  herein   shall  obligate  the  Tenant  to

        construct any additional improvements on the Premises.

            5.  INSPECTION.

                 Tenant will  permit  Landlord  and  its  agents at all

        reasonable times during the  term  hereof to enter the Premises and examine the state of  repair and condition thereof, and the

        use being made of the same.    Landlord may also enter upon the

        Premises to perform any repairs or maintenance which Tenant has failed to  perform  hereunder,  and  to  show  the  premises to

        prospective  purchasers,  tenants  and  mortgagees.    Further,

        Landlord shall have the right to  have test borings done on the premises on weekends,  but  done  in  such  a  manner as not to unreasonably interfere with Tenant's business thereon.

            6.  REPAIR AND MAINTENANCE.

                 Tenant will, at its own expense, from time to time and

        at all times  during  the  term  hereof, well and substantially repair, maintain, amend  and  keep  the Premises, together with all fixtures and items of  personal  property used or useful in

        connection  therewith,  with   all  necessary  reparations  and
        amendments whatsoever in as  good  order  and condition as they now are or may be put  in,  reasonable wear and tear and damage by the elements  and  such  unavoidable  casualty against which

        insurance is  not  required  hereunder  excepted.   Tenant will

        maintain the signs on  the  Premises  and fix all potholes that may develop.  Tenant  will  have  the benefit of all warranties pertaining thereto.  Tenant will  remove snow from the Premises and keep the sidewalks clean and free from ice and snow.

            7.  USE.

                 Tenant shall use the  Premises  only for the operation

        of a parking lot  and  other  accessory  uses relating to motor vehicles.

            8.  NOTICES RE PREMISES.

                 Landlord will forthwith  furnish  Tenant copies of any

        notices it  receives  regarding  the  Premises  from  any third parties which notices relate to  the Tenant's use and occupancy of the Premises.

            9.  CANCELLATION OF LEASE.

                 Landlord and Tenant may  cancel this Lease upon thirty

        (30) days' notice to the other.

           10.  INSURANCE.

                 Tenant will, at its own  cost and expense, effect and

        maintain during  the  term  hereof,  a  policy  or policies of comprehensive general liability  insurance, or its equivalent,

        with minimum limits of  not  less  than $500,000 for injury to one or more persons in  any one occurrence, and also insurance in the sum  of  not  less  than  $1,000,000 against claims for property damage in any  one  accident, such policy or policies to name Landlord as additional assured, to require the insurer to give Landlord at least ten days' written notice of its intention to cancel, terminate  or  amend the insurance policy or policies in any material  respect,  and to cover the entire

        Premises.  Tenant may  insure  premises  as  part of a blanket policy.

           11.  LANDLORD'S COSTS AND EXPENSES.

                 If Tenant  shall  fail  to  comply  with  any  of its

        obligations hereunder, Landlord may, upon ten (10) days' prior written  notice  to  Tenant  (or  without  notice  in  case of emergency), take such action as  may be reasonably required to cure any such default by Tenant.  Tenant will pay to Landlord,

        on  demand,  all  costs  and  expenses,  including  reasonable attorneys'  fees,  incurred  by  Landlord  in  collecting  any

        delinquent  rents,  or   other   charges   payable  by  Tenant

        hereunder, or in connection  with  any litigation commenced by or against  Tenant  (other  than  condemnation proceedings) to which Landlord, without any fault on its part, shall be made a party.  All such  amounts  owing  to Landlord shall constitute additional rent hereunder.

           12.  INDEMNIFICATION OF LANDLORD.

                 12.1.    Tenant  shall  indemnify  and  save harmless

        Landlord (regardless of  Tenant's  covenant to insure) against and from any and all claims  by  or on behalf of any person or persons, firm or  firms,  corporation or corporations, arising

        from  the  use,  occupancy,   conduct  or  management  of  the

        Premises, unless done by  or  contributed  to Landlord, any of its agents, contractors, servants, employees or licensees, and shall further indemnify and save Landlord harmless against and from any and all claims arising during the term hereof from any condition of the Premises, or arising from any breach or default on  the  part  of  Tenant  in  the  performance of any covenant or agreement on  the  part  of Tenant to be performed pursuant to the terms of  this  Lease, or arising from any act of Tenant  or  any  of  its  agents,  contractors, servants or employees to any person,  firm or corporation occurring during the term hereof in or about the Premises or upon or under said areas, and from and against  all costs, counsel fees, expenses or liabilities incurred in or  about  any such claim or action or proceeding brought thereon.

                 12.2  Tenant shall pay and indemnify Landlord against

        all legal costs and  charges  incurred in obtaining possession of the Premises after the default of Tenant or upon expiration or earlier  termination  of  the  term  hereof,  other than by reason  of  any  default  of  Landlord,  or  in  enforcing any covenant or agreement of Tenant herein contained.

           13.  LIENS.

                 13.1   Tenant  will  not  commit,  suffer  any act or

        neglect whereby the  Premises  or  any improvements thereon or the estate of Landlord  therein  shall  at any time during the term hereof become subject  to any attachment, judgment, lien,

        charge or encumbrance  whatsoever,  except as herein expressly provided, and will indemnify  and  hold Landlord harmless from and against all loss, costs and expenses, including reasonable attorneys' fees, with respect thereto.

                 13.2  If due  to  any  act  or neglect of Tenant, any

        mechanic's, laborer's or materialmen's  lien shall at any time be filed against  the  premises  or  any  part hereof, Tenant,

        within thirty (30) days after notice of the filing thereof shall cause the same to be discharged of record by payment,

        bonding or otherwise, and  if  Tenant  shall fail to cause the same to be discharged, then  Landlord  may, in addition to any other right or remedy, cause the same to be discharged, either by paying the amount claimed  to  be  due, or by procuring the discharge of such lien  by  deposit or by bonding proceedings,

        and  all  amounts  so  paid  by  Landlord,  together  with all

        reasonable  costs   and   expenses   incurred   in  connection

        therewith, and together with  interest  thereon at the rate of ten percent  (10%)  per  annum  from  the  respective dates of payment, shall be paid  by  Tenant  to Landlord, on demand, as additional rent hereunder.

                 13.3  Nothing in this Lease contained shall be deemed

        or construed in any as  constituting the consent or request of

        Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer,  materialmen, architect or engineer for the performance of any labor or the furnishing of any materials  or  services  for  or  in  connection  with the

        Premises or any part  thereof.    Notice  is hereby given that

        Landlord shall not be  liable  for  any  labor or materials or services furnished or to  be  furnished to Tenant upon credit,

        and that no  mechanic's  or  other  lien  for  any such labor,

        materials, or services shall  attach  to  or affect the fee or reversionary or other estate  or  interest  of Landlord in the

        Premises of and in this Lease.

           14.  DEFAULT.

                 14.1  In the event that during the term hereof any of

        the following events shall  occur  (each  of which shall be an

        "Event of Default"):

                   (a)  Tenant  shall  default  in  the payment of any

        installment of the Rent for ten (10) days after the same shall become due, during  which  ten-dayperiod  Tenant  may cure the default;

                   (b)  Tenant  or  any  permitted  assignee of Tenant

        shall  (i)  apply  for  or  consent  to  an  appointment  of a receiver, a  trustee  or  liquidator  of  it  or  of  all or a substantial part of its assets; (ii) make a general assignment for the benefit of creditors;  (iii) be adjudicated a bankrupt or insolvent; (iv) file a  voluntary petition in bankruptcy or

        a  petition  or  an   answer   seeking  reorganization  or  an

        arrangement with creditors to take advantage of any insolvency law or  an  answer  admitting  the  material  allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or corporate action shall be taken by it for the purpose of effecting any of the foregoing;

                   (c) An order,  judgment or decree shall be entered,

        without the application, approval or  consent of Tenant or any permitted  assignee  of  Tenant  by  any  court  of  competent jurisdiction, approving a  petition  seeking reorganization of

        Tenant or such  assignee  or  appointing  a receiver, trust or liquidator  of  Tenant  or  such  assignee  or  of  all  or  a substantial part of  its  assets  and  such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) consecutive days; or

                   (d) Any other  default  by Tenant in performing any

        of its other obligations  hereunder shall continue uncorrected for ten (10) days after receipt of written notice thereof from

        Landlord, during which period Tenant or such assignee may cure the default; then Landlord may, by giving written notice to

        Tenant, either  (a)  terminate  this  Lease,  (b) re-enter the

        Premises by summary proceedings or otherwise, expelling Tenant and removing all of Tenant's property therefrom, and relet the

        Premises and receive the  rent  therefrom, or (c) exercise any

        other remedies permitted by law.   Tenant shall also be liable

        for  the  reasonable  cost  of  obtaining  possession  of  and reletting the Premises and  of  any repairs and alterations or other payments necessary to  prepare  them for reletting.  Any and all such amounts shall be payable to Landlord upon demand.

        Notwithstanding anything contained herein  to the contrary, no termination of this Lease prior  to  the  last day of the term hereof, except as provided in Section 15 hereof, shall relieve

        Tenant of its liability and  obligations under this Lease, and

        such  liability  and   obligations   shall  survive  any  such

        termination.

                 14.2  In the event of  any breach by Tenant of any of

        the covenants, agreements,  terms  or  conditions contained in this Lease, Landlord shall  be  entitled to enjoin such breach or threatened breach and  shall  have  the right to invoke any right and remedy allowed at law or in equity, or by statute or otherwise, as though  reentry,  summary  proceedings and other remedies were not provided for in this Lease.

                 14.3  Each right and  remedy of Landlord provided for

        in this Lease shall be cumulative  and shall be in addition to every other right or remedy provided  for in this Lease or now or hereafter existing, at law  or  in equity, or by statute or otherwise, and the exercise  or  beginning  of the exercise by

        Landlord of any one or more of the rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity, or by  statute  or  otherwise,  shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies  provided  for  in  this  Lease,  or now or hereafter existing at  law  or  in  equity,  or  by statute or otherwise.

            15.  EMINENT DOMAIN.

                 If the whole  or  any  part  of  the demised premises

        shall be  condemned  or  acquired  by  eminent  domain for any public or quasi-public use or  purpose,  then the term of this

        Lease shall cease and terminate  as  of the date of vesting of title in such proceeding and  all  rentals shall be paid up to the date of the vacating of  the premises by Tenant and Tenant shall  have  no  claim  against  Landlord  nor  the condemning authority for the value of any unexpired term of this Lease.

                 In  the  event  of  any  condemnation  or  taking  as

        aforesaid, whether  whole  or  partial,  Tenant  shall  not be entitled to any part of  the  award paid for such condemnation and Landlord is  to  receive  the  full  amount of such award,

        Tenant hereby expressly waiving any right or claim to any part thereof.

        16.  CONDITION OF PREMISES.

                 Tenant represents  that  the  Premises, the sidewalks

        and  structures  adjoining   the   same,  and  any  subsurface

        conditions thereof, and the present uses and non-uses thereof,

        have been examined by Tenant,  and  Tenant agrees that it will accept the same in the  condition  or  state in which they, or any of  them,  now  are,  without  representation or warranty,

        express or implied in fact or by law, by Landlord, and without recourse to Landlord as to the nature, condition or usability thereof, or the use or uses to which the Premises, or any part thereof, may be put.

           17.  INDEPENDENT COVENANTS--NO WAIVER.

                 17.1  Each and every  of the covenants and agreements

        contained in this Lease shall be for all purposes construed to be separate and independent  covenants  and  the waiver of the breach of any covenant  contained  hereby by Landlord shall in no way or  manner  discharge  or  relieve Tenant from Tenant's

        obligation  to  perform  each   and  every  of  the  covenants

        contained herein.

                 17.2  If any term  or  provision of this Lease or the

        application thereof to any person or circumstance shall to any extent be  invalid  or  unenforceable,  the  remainder of this

        Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not  be  affected  thereby, and each term and provision  of  this  Lease  shall  be  valid  and shall be enforced to the fullest extent permitted by law.

                 17.3  The failure of Landlord to insist in any one or

        more cases upon the strict performance of any of the covenants of this  Lease  shall  not  be  construed  as  a  waiver  or a relinquishment for the future of  such covenant.  A receipt by

        Landlord of rent with knowledge  of the breach of any covenant hereof shall not be  deemed  a  waiver  of such breach, and no waiver by Landlord of  any  provision  of  this Lease shall be deemed to  have  been  made  unless  expressed  in writing and signed by Landlord. All remedies to which Landlord may resort under the terms of this Lease or by law provided shall be cumulative.

           18.  SUBORDINATION.

                 This Lease and  the  rights  of  Tenant hereunder are

        subject and subordinate  in  all  respects  to  all matters of record, including, without limitation, deeds and all mortgages which  may  now  or  hereafter  be  placed  on  or  affect the

        Premises, or any part  thereof,  and/or Landlord's interest or estate therein, and to  each  advance made and/or hereafter to be  made  under  any  such  mortgages,  and  to  all renewals,

        modifications,  consolidations,  replacements  and  extensions thereof, and  all  substitutions  therefor; provided, however,

        that before such  subordination  shall  be effective, Landlord shall cause the mortgagee, or  other party in interest, as the case may be, to deliver to  Tenant an assent to this Lease, in proper form  for  recording  whereby  such  mortgagee or other party agrees  that  no  foreclosure  of  such  mortgage or any action taken with respect  thereto,  by  such mortgagee or any other person claiming by or through or under such mortgage (or other interest) shall disturb  the  possession of Tenant under this Lease so long as Tenant  is not in default hereunder, and that the validity and  continuance  of  this  Lease will be so

        recognized.   Simultaneously  with  the  delivery  of  such an

        agreement, Tenant agrees to  execute and deliver an instrument in proper form  for  recording,  wherein  Tenant agrees to and does subordinate this Lease to the liens of the mortgagees and others as above-mentioned, and to all renewals, modifications,

        consolidations  and  replacements   and   extensions  of  such
        mortgages thereunder, and to  any persons claiming by, through or under such mortgages or other such interest.

           19.  QUIET ENJOYMENT.

                 Landlord covenants that Tenant,  upon paying the rent

        and performing the covenants hereof  on  the part of Tenant to be performed shall and  may  peaceably  and quietly have, hold and enjoy the Premises  and all related appurtenances, rights,

        privileges and easements  throughout  the  term hereof without any lawful hindrance by  Landlord  and any person claiming by,

        through or under it.

            20.  RETURN OF PREMISES.

                 At the expiration  or  other  temination  of the term

        hereof, Tenant will remove from  the Premises its property and that of all claiming under  it  and will peaceably yield up to

        Landlord the Premises in as  good condition in all respects as the same were at  the  commencement  of this Lease, except for ordinary  wear  and  tear,  damage  by  the  elements,  by any exercise of the right of eminent  domain or by public or other authority, or  damage  which  Landlord  is  required herein to replace, restore or rebuild  or  damage for which no insurance is required hereunder.

            21.  CONSTRUCTION.

                 The  mention  of  the   parties  hereto  by  name  or

        otherwise shall be  construed  as  including  and referring to their respective successors  and  assigns  as  well  as to the parties themselves whenever  such  construction is required or

        admitted  by  the   provisions   hereof;  and  all  covenants,

        agreements,   conditions,   rights,   powers   and  privileges

        hereinbefore contained shall inure to the benefit of and be binding upon the successors and assigns of such parties,

        unless otherwise provided.

            22.  PERMITS.

                 Tenant,  at  its  cost,  shall  obtain  any necessary

        permits for the Premises from the City of Providence.

            23.  NOTICES.

                 Whenever notice shall be  given under this Lease, the

        same shall be in  writing  and  shall  be sent by certified or registered mail, return receipt requested as follows:

                 To the Landlord:  One Hospital Trust Plaza
                                   Suite 920
                                   Providence, Rhode Island  02903

                 To the Tenant:    c/o Charles Meyers
                                   56 Pine Street
                                   Providence, Rhode Island  02903

                 To the Tenant's   Alan T. Dworkin, Esq.
                  Attorney:        164 Airport Road
                                   Warwick, Rhode Island  02889

        or to such other address  or  addresses as each party may from time to time designate  by  like  notice  to  the other.  Said notice shall be valid  and  times  begin to run hereunder upon receipt of the party to which said notice is given.

            IN WITNESS WHEREOF, the  parties  hereto have caused these presents to be executed in  duplicate  as  of the day and year first above written.

                                   CAPITAL PROPERTIES, INC.



                                   By
                                     Barbara J. Dreyer, Treasurer

                                   METROPARK, LTD.



                                   By
                                     Charles Meyers, President

        STATE OF RHODE ISLAND

        COUNTY OF PROVIDENCE

           In Providence, in said County  on the 10th day of November,

        1994,  before  me  personally   appeared  BARBARA  J.  DREYER,

        Treasurer of CAPITAL PROPERTIES,  INC.,  to me known and known by me to be the  person  executing the foregoing instrument on

        behalf  of  said   corporation,   and  she  acknowledged  said

        instrument by her executed to be her free act and deed and the free act and deed of said corporation.




                                    Notary Public
        STATE OF RHODE ISLAND

        COUNTY OF PROVIDENCE

           In Providence, in said County  on the 10th day of November,

        1994, before me personally  appeared CHARLES MEYERS, President of METROPARK, LTD., to  me  known  and  known  by me to be the person executing the  foregoing  instrument  on behalf of said corporation,  and  he  acknowledged  said  instrument  by  him executed to be his free act and deed and the free act and deed of said corporation.





                                   Notary Public

                                  GUARANTEE

           In consideration of the execution of the foregoing lease by the Landlord, the undersigned  (jointly and severally, if more than  one)  guarantees  that  the  Tenant  will  pay  all rent thereunder and will  perform  all  other  terms, conditions or agreements on  its  part  to  be  performed  or fulfilled, and agrees that the foregoing  lease  may  be amended from time to time by the parties thereto without notice to the undersigned.

        The undersigned consents that extensions of time of payment or any other indulgences  may  be  granted  to the Tenant without notice to and without  releasing  or  affecting in any way the liability of the undersigned and the undersigned waives demand

        and notice of default.   This  guarantee is in addition to any

        other security which the Landlord may have for the performance of the Tenant's  obligations  and  the  Landlord  may have the

        recourse  to  this   guarantee   without  first  pursuing  the

        Landlord's remedies against such other  security, if any.  The

        Landlord may release, in whole  or in part, any other security without releasing or affecting in any way the liability of the undersigned.  In  addition,  the  undersigned  will pay to the

        Landlord all costs  and  expenses  (including attorneys' fees)

        incurred in connection with the enforcement of this guarantee.

            Executed this 10th day of November, 1994.




                                   Charles Meyers